UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2020

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The board of directors elected Amar Hanspal as one of its Class II directors, effective as of July 22, 2020. His term will expire at the 2022 Annual Meeting of Stockholders. Mr. Hanspal also was appointed to serve on the board’s Audit Committee and its Nominating and Corporate Governance Committee.
Mr. Hanspal was granted stock options and restricted stock units, as of July 22, 2020, with a total value of $200,000 based on the closing price of our common stock on NASDAQ on July 21, 2020, the trading day preceding the effective date of his election to the board.
Since May 2018, Mr. Hanspal has been the Chief Executive Officer of Bright Machines, Inc., which focuses on factory automation combining robotics, machine vision and machine learning software. From 1987 to 1999 and from 2002 to June 2017, Mr. Hanspal was employed by Autodesk, Inc., a global leader in 3D design, engineering and entertainment software and services, in a series of roles, most recently as Co-Chief Executive Officer from February 2017 to June 2017 and as Chief Product Officer and Senior Vice President of Products from 2011 to February 2017. From 1999 to 2002, Mr. Hanspal served as a co-founder and Vice President of Marketing and Business Development at RedSpark, Inc., which focused on collaborative product development applications for the discrete manufacturing industry. Mr. Hanspal holds a bachelor’s degree in mechanical engineering from Bombay University and a master’s degree in mechanical engineering from the State University of New York at Stony Brook. He has also completed the executive managerial program at Stanford University.
On July 23, 2020, we issued a press release announcing Mr. Hanspal’s election to the board. The full text of the press release is furnished as Exhibit 99.1 to this report. The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of Section 11 or 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in any such filing.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on July 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: July 23, 2020	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President and General Counsel